UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 12, 2006
SOLEXA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-22570 (Commission File Number)	94-3161073 (IRS Employer Identification Number)
25861 Industrial Blvd.
Hayward, California 94545
(Address of principal executive offices, including zip code)
(510) 670-9300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 3.02 Unregistered Sales of Equity Securities.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBITS
EXHIBIT 2.1
EXHIBIT 10.64
EXHIBIT 10.65
EXHIBIT 10.66
EXHIBIT 10.67
EXHIBIT 10.68
EXHIBIT 10.69
EXHIBIT 10.70
EXHIBIT 10.71
EXHIBIT 10.72
EXHIBIT 99.1

Item 1.01.  Entry into a Material Definitive Agreement.
     On November 12, 2006, Solexa, Inc., a Delaware corporation (“Solexa”), entered into a definitive merger agreement with Illumina, Inc., a Delaware corporation (“Illumina”) for a stock-for-stock merger transaction. In addition, Illumina has entered into a definitive securities purchase agreement with Solexa in which Illumina has agreed to invest approximately $50 million in Solexa in exchange for newly issued shares of Solexa common stock.
     Under the terms of the merger agreement, which has been unanimously supported by the boards of directors of both companies, Solexa shareholders will receive shares of Illumina common stock in exchange for the shares of Solexa common stock they hold. The exchange ratio will be determined by dividing $14 by the volume weighted average trading price of Illumina common stock as reported by NASDAQ for 10 randomly selected trading days during the 20-day trading period ending five trading days prior to the closing of the merger (the “Illumina Average Price”), which represents a total equity consideration of approximately $600 million. If the Illumina Average Price is equal to or greater than $47.30, then the exchange ratio will be fixed at 0.296, and if the Illumina Average Price is equal to or less than $40.70, then the exchange ratio will be 0.344.
     The merger, which is expected to close by the end of the first quarter of 2007, is subject to regulatory approvals, approval by shareholders of both companies and other customary conditions. The merger agreement also contains mutual representations and warranties of the parties covering customary matters. Each of the parties also makes various covenants in the merger agreement, including those requiring the parties to use reasonable efforts to consummate the transaction and prohibiting the parties from taking certain actions that would impede the consummation of the transaction. The merger agreement also contains certain termination rights for both Illumina and Solexa, including the payment of a termination fee in the amount of $18 million under certain circumstances.
     Pursuant to the terms of the securities purchase agreement, Illumina agreed to purchase 5,154,639 newly issued shares of Solexa common stock for an aggregate cash consideration of approximately $50 million (the “Financing”). The securities purchase agreement contains customary representations, warranties and covenants and is subject to customary closing conditions. In the event of a termination of the merger agreement under certain circumstances, the securities purchase agreement provides Illumina with certain demand registration and piggyback registration rights with respect to the shares of Solexa common stock purchased by Illumina pursuant to the securities purchase agreement. In addition, in the event of a termination of the merger agreement and the consummation of an alternative transaction by Solexa that requires Solexa to pay a termination fee to Illumina, the securities purchase agreement provides Illumina with an option to sell its shares of Solexa common stock back to Solexa at a purchase price of $9.70 per share. The financing closed on November 13, 2006.
     Lazard Frères & Co. LLC acted as financial advisor and Cooley Godward Kronish LLP acted as legal counsel to Solexa and Merrill Lynch, Pierce, Fenner & Smith Incorporated acted as financial advisor and Dewey Ballantine LLP acted as legal counsel to Illumina on this transaction.
     The foregoing description of the merger agreement and the securities purchase agreement does not purport to be complete and is qualified in its entirety by reference to the merger agreement, which is filed as Exhibit 2.1 hereto, and the securities purchase agreement, which is filed as Exhibit 10.64 hereto, and incorporated into this report by reference. In addition, a copy of a press release announcing the transaction is attached hereto as Exhibit 99.1 and is incorporated into this report by reference.
    Forward-Looking Statements
     This report contains forward-looking statements that involve risks and uncertainties. Illumina and Solexa caution readers that any forward-looking information is not a guarantee of future performance and actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction between Illumina and Solexa, future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts.
     Among the important factors that could cause actual results to differ materially from those in any forward-looking statements are the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Illumina or Solexa stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the anticipated synergies and benefits from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues. Additional important factors that may affect future results are detailed in Illumina’s and Solexa’s filings with the Securities and Exchange Commission (the “SEC”), including their recent filings on Forms 10-K and 10-Q or in information disclosed in public conference calls, the date and time of which are released beforehand. Illumina and Solexa disclaim any intent or obligation to update these forward-looking statements.
    Additional Information
     In connection with the proposed merger, Illumina will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of Illumina and Solexa that also constitutes a prospectus of Solexa. Solexa and Illumina will mail the joint proxy statement/prospectus to their respective stockholders. Investors and security holders are urged to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain a free copy of the joint proxy statement/prospectus (when it is available) and other related documents filed by Solexa and Illumina with the SEC at the SEC’s website at www.sec.gov. The joint proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing Solexa’s website at www.solexa.com under the tab “Investors” and then under the heading “SEC Documents” or by accessing Illumina’s website at www.illumina.com under the tab “Investors” and then under the heading “SEC Filings”.
    Participants in the Solicitation
     Solexa and Illumina and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Solexa’s executive officers and directors in their definitive proxy statement filed with the SEC on August 31, 2006. You can find information about Illumina’s executive officers and directors in Illumina’s definitive proxy statement filed with the SEC on April 26, 2006. You can obtain free copies of these documents by using the contact information provided in the attached Exhibit 99.1.
Indemnity Agreements
     On November 9, 2006, Solexa entered into indemnity agreements with Stephen Allen, Hermann Hauser, Kathy San Roman, Peter Lundberg, Mason Morfit, Frank Oaks, Tony Smith and Jim Dildine (together, the “Indemnity Agreements”). The Indemnity Agreements provide, among other things, that Solexa will indemnify Messrs. Allen, Hauser, Lundberg, Morfit, Oaks, Smith and Dildine and Ms. San Roman, under the circumstances and to the extent provided for therein, for certain expenses which each of them may be required to pay in connection with certain claims to which each of them may be made a party by reason of their respective position at Solexa, and otherwise to the fullest extent permitted under Delaware law and Solexa’s Bylaws.
     The Indemnity Agreements are attached as Exhibits 10.65, 10.66, 10.67, 10.68, 10.69, 10.70, 10.71 and 10.72 hereto and are incorporated herein by reference.
Item 3.02  Unregistered Sales of Equity Securities.
     See Item 1.01 above, regarding the Financing. The issuance and sale of the common stock pursuant to the Financing and pursuant to the terms and conditions of the Purchase Agreement were exempt from registration in reliance upon Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D of the Securities Act, regarding transactions by an issuer not involving a public offering.

Item 9.01.  Financial Statements and Exhibits.

2.1	Agreement and Plan of Merger dated November 12, 2006, by and among Solexa, Inc., Illumina, Inc. and Callisto Acquisition Corp.

10.64	Securities Purchase Agreement dated November 12, 2006, by and between Solexa, Inc. and Illumina, Inc.

10.65	Indemnity Agreement, dated as of November 9, 2006, by and between Solexa, Inc. and Stephen Allen.

10.66	Indemnity Agreement, dated as of November 9, 2006, by and between Solexa, Inc. and Hermann Hauser.

10.67	Indemnity Agreement, dated as of November 9, 2006, by and between Solexa, Inc. and Kathy San Roman.

10.68	Indemnity Agreement, dated as of November 9, 2006, by and between Solexa, Inc. and Peter Lundberg.

10.69	Indemnity Agreement, dated as of November 9, 2006, by and between Solexa, Inc. and Mason Morfit.

10.70	Indemnity Agreement, dated as of November 9, 2006, by and between Solexa, Inc. and Frank Oaks.

10.71	Indemnity Agreement, dated as of November 9, 2006, by and between Solexa, Inc. and Tony Smith.

10.72	Indemnity Agreement, dated as of November 9, 2006, by and between Solexa, Inc. and Jim Dildine.

99.1	Press Release, issued on November 13, 2006, entitled “Illumina Signs Definitive Agreement to Acquire Solexa.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Solexa, Inc.
Dated: November 13, 2006	By:	/s/ Linda M. Rubinstein
Linda M. Rubinstein
Vice President and Chief Financial Officer

EXHIBITS

2.1	Agreement and Plan of Merger dated November 12, 2006, by and among Solexa, Inc., Illumina, Inc. and Callisto Acquisition Corp.

10.64	Securities Purchase Agreement dated November 12, 2006, by and between Solexa, Inc. and Illumina, Inc.

10.65	Indemnity Agreement, dated as of November 9, 2006, by and between Solexa, Inc. and Stephen Allen.

10.66	Indemnity Agreement, dated as of November 9, 2006, by and between Solexa, Inc. and Hermann Hauser.

10.67	Indemnity Agreement, dated as of November 9, 2006, by and between Solexa, Inc. and Kathy San Roman.

10.68	Indemnity Agreement, dated as of November 9, 2006, by and between Solexa, Inc. and Peter Lundberg.

10.69	Indemnity Agreement, dated as of November 9, 2006, by and between Solexa, Inc. and Mason Morfit.

10.70	Indemnity Agreement, dated as of November 9, 2006, by and between Solexa, Inc. and Frank Oaks.

10.71	Indemnity Agreement, dated as of November 9, 2006, by and between Solexa, Inc. and Tony Smith.

10.72	Indemnity Agreement, dated as of November 9, 2006, by and between Solexa, Inc. and Jim Dildine.

99.1	Press Release, issued on November 13, 2006, entitled “Illumina Signs Definitive Agreement to Acquire Solexa.”